THE ADVISORS' INNER CIRCLE FUND II

                           REAVES SELECT RESEARCH FUND

         SUPPLEMENT DATED SEPTEMBER 30, 2005 TO THE INSTITUTIONAL SHARES
            PROSPECTUS DATED DECEMBER 22, 2004 AND THE CLASS A SHARES
          PROSPECTUS DATED MARCH 31, 2005, AND ANY SUPPLEMENTS THERETO

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

Effective August 9, 2005, the Reaves Select Research Fund (the "Fund") revised its dividend policy to reflect a payment of a quarterly fixed dividend. As a result, the Prospectuses are hereby amended and supplemented to discuss the Fund's revised dividend policy as follows:

o On page 16 of the Institutional Shares Prospectus and page 21 of the Class A Shares Prospectus, respectively, the following paragraph replaces the first paragraph under the heading "Dividends and Distributions":

         The Fund seeks to declare quarterly dividends at fixed rates approved by the Fund's Board. To the extent that the amount of the Fund's net investment income and short-term capital gains is less than the approved fixed rate, some of its dividends may be paid from net capital gains or as a return of shareholder capital. To the extent the amount of the Fund's net investment income and short-term capital gains exceeds the approved fixed rate, the Fund may pay additional dividends. An additional distribution of net capital gains realized by the Fund, if any, may be made annually; provided, however, that no more than one distribution of net capital gains shall be made with respect to any one taxable year of the Fund (other than a permitted, supplemental distribution which does not exceed 10% of the aggregate amount distributed for such taxable year). If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. The Fund's Board will periodically revisit this dividend policy and will make changes if necessary in accordance with the shareholder's best interests.

o On page 17 of the Institutional Shares Prospectus and page 21 of the Class A Shares Prospectus, respectively, the following has been added to the end of the second paragraph under the heading "Taxes":

         If the Fund distributes more than its net investment income and net capital gains, the excess generally would be treated as a nontaxable return of capital that would reduce your cost basis in your Fund shares and would increase your capital gain or decrease your capital loss when you sell your shares.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE